UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2021

MILLENDO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35890	45-1472564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Miller Avenue, Suite 100 Ann Arbor, Michigan		48104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (734) 845-9000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MLND	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At a special meeting of the stockholders of Millendo Therapeutics, Inc. (the “Company”) held on June 22, 2021 (the “Special Meeting”), the Company’s stockholders voted on the proposals set forth below relating to the Agreement and Plan of Merger, dated as of March 29, 2021 (the “Merger Agreement”), by and among the Company, Tempest Therapeutics, Inc., a Delaware corporation (“Tempest”) and Mars Merger Corp., a Delaware corporation and wholly owned subsidiary of the Company, providing for the merger of Merger Sub with and into Tempest, with Tempest surviving the merger as a wholly-owned subsidiary of the Company (the “Merger”). The proposals are described in detail in the Company’s definitive proxy statement / prospectus filed with the Securities and Exchange Commission (the “SEC”) on May 11, 2021 (as amended or supplemented thereafter, the “Proxy Statement / Prospectus”) and first mailed to the Company’s stockholders on May 14, 2021. The final voting results regarding each proposal are set forth below. There were 19,043,034 shares of Company common stock outstanding and entitled to vote on the record date for the Special Meeting, and 11,427,443 shares of company common stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal No. 1. Approval of the issuance of shares of common stock of the Company to stockholders of Tempest pursuant to the terms of the Merger Agreement and approval of the change of control resulting from the Merger.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain
6,042,077	721,435	21,279

Proposal No. 2. Approval of an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock within a range, as determined by the Company’s board of directors and agreed to by Tempest, of one new share of Company common stock for every 10 to 15 shares (or any number in between) of outstanding Company common stock.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain
10,345,320	1,049,922	32,201

Proposal No. 3. To approve, on a nonbinding advisory basis, the compensation that will or may become payable to the Company’s named executive officers in connection with the Merger.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain
9,684,256	1,643,983	99,204

Proposal No. 4. To approve one or more adjournments of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies to approve the proposal to adopt the Merger Agreement if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement.

This proposal was approved by the requisite vote of the Company’s stockholders, but adjournment of the Special Meeting was unnecessary because there was a quorum present and there were sufficient votes received at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement.

Item 8.01.	Other Events.

On June 22, 2021, the Company issued a press release announcing the results of the voting proposals from the Special Meeting. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued on June 22, 2021

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)) concerning Millendo, Tempest, the proposed transaction and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Millendo, as well as assumptions made by, and information currently available to, management of Millendo. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the transaction are not satisfied, including the failure to obtain stockholder approval for the transaction or to complete the financing in a timely manner or at all; uncertainties as to the timing of the consummation of the transaction and the ability of each of Millendo and Tempest to consummate the transaction; risks related to Millendo’s continued listing on the Nasdaq Stock Market until closing of the proposed transaction; risks related to Millendo’s and Tempest’s ability to correctly estimate their respective operating expenses and expenses associated with the transaction, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the ability of Millendo or Tempest to protect their respective intellectual property rights; competitive responses to the transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Millendo’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. Millendo can give no assurance that the conditions to the transaction will be satisfied. Except as required by applicable law, Millendo undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENDO THERAPEUTICS, INC.

Date: June 22, 2021	By:	/s/ Louis Arcudi III